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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 2, 2003



                              HELEN OF TROY LIMITED
             (Exact name of registrant as specified in its charter)



           BERMUDA                      001-14669                74-2692550
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



                                 CLARENDON HOUSE
                                  CHURCH STREET
                                HAMILTON, BERMUDA
                        (Business address of registrant)

                             ONE HELEN OF TROY PLAZA
                              EL PASO, TEXAS 79912
                  (United States mailing address of registrant)

       Registrant's telephone number, including area code: (915) 225-8000


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                              HELEN OF TROY LIMITED

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL EXHIBITS

                  (c) EXHIBITS.

                  The following exhibits are furnished with this report on Form 8-K:

                  Exhibit No.       Description.
                  -----------       ------------
                         99.1       Press Release, dated October 2, 2003
                         99.2       Text of conference call held October 2, 2003

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

On October 2, 2003, Helen of Troy Limited issued a press release announcing its results for its second fiscal quarter ending August 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on October 2, 2003, Helen of Troy Limited held a conference call discussing its results for the second fiscal quarter ended August 31, 2003. A copy of the text of this conference call is attached hereto as Exhibit 99.2.

In connection with our press release, attached hereto as Exhibit 99.1, we disclosed the following information (as excerpted from the press release):

                          "Excluding the results for Tactica, second quarter sales increased by 17.1 percent to $105.3 million with operating income of $18 million or 17.1 percent of sales, net earnings of $14.7 million or 14 percent of sales, and diluted earnings per share of $.48 for the quarter. Excluding Tactica and our new Idelle Labs division, Helen of Troy sales increased by 5.8 percent to $95.1 million versus $89.9 million for last year's second quarter."

This information may be considered non-GAAP Financial Information as contemplated by SEC Regulation G, Rule 100. Accordingly, we are providing the following tables which reconcile these measures to their corresponding GAAP based measures presented under our Comparative Analysis of Earnings, later in the same press release.

Management believes the presentation of these non-GAAP financial measures, in connection with the results of the second fiscal quarter ended August 31, 2003, provides useful information to investors regarding our results of operations as these non-GAAP financial measures allow investors to better evaluate ongoing business performance, and factors that influenced performance during the period under report. Management also uses these non-GAAP measures internally to monitor performance of the businesses. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP.

             RECONCILIATION OF REPORTED NET SALES TO GAAP NET SALES
                                 (in thousands)

                                                    Three months ended August 31,
                                                    ------------------------------
                                                        2003              2002             $ Change           % Change
                                                     ----------        ----------         ----------         ----------
Consolidated net sales, as
  reported (GAAP)                                    $  115,782        $  111,058         $    4,724                4.3%
  Less: Tactica net sales                                10,447            21,142            (10,695)             -50.6%
                                                     ----------        ----------         ----------         ----------
Net sales excluding Tactica                             105,335            89,916             15,419               17.1%
  Less: Idelle Labs net sales                            10,188                --             10,188                0.0%
                                                     ----------        ----------         ----------         ----------
Net sales excluding Tactica
  and Idelle Labs                                    $   95,147        $   89,916         $    5,231                5.8%
                                                     ==========        ==========         ==========         ==========


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                              HELEN OF TROY LIMITED

             RECONCILIATION OF REPORTED SELECTED OPERATING MEASURES
            PRESENTED WITHOUT TACTICA TO THE SAME MEASURES PRESENTED
                         ON A CONSOLIDATED BASIS (GAAP)
                    (in thousands, except earnings per share)

                                                              Three months ended August 31, 2003
                                                    -------------------------------------------------------
                                                    Consolidated           Tactica        Excluding Tactica
                                                       (GAAP)              Results            Results
                                                    ------------         -----------      -----------------
Net sales, as reported                               $   115,782         $    10,447         $   105,335
Operating income, as reported                             14,674              (3,303)             17,977
Consolidated Net Income                                   13,072              (1,612)             14,684

Operating Income as a percentage of net sales               12.7%              -31.6%               17.1%

Diluted earnings per share                           $      0.42         $     (0.05)        $      0.48
Weighted average number of common shares                  30,859              30,859              30,859


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                              HELEN OF TROY LIMITED

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HELEN OF TROY LIMITED


October 9, 2003                      By:  /s/ Thomas J. Benson
                                              ----------------------------------
Date                                          Thomas J. Benson
                                              Senior Vice President, Finance and
                                              Chief Financial Officer


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